EXHIBIT 32

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned, David J Cutler, Chief Executive Officer and Chief Financial Officer of Aspeon, Inc., (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report Form 10QSB for the three months and nine months ended March 31, 2002 of the Company (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1034, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:       September 22, 2006

By /s/David J Cutler
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David J Cutler
Chief Executive Officer
Chief Financial Officer